Exhibit 10.4

AMENDMENT NO. 1 TO SECURITY AGREEMENT

This AMENDMENT NO. 1 TO SECURITY AGREEMENT (this “Amendment”), dated effective as of September 30, 2009, is entered into by and between NDS NUTRITION PRODUCTS, INC., a Florida corporation, having an address of 777 South Highway 101, Suite 215, Solana Beach, California (“Buyer Sub”), and NDS NUTRITIONAL PRODUCTS, INC., a Nebraska corporation, having an address of 6610 S. 118th Street, Omaha, Nebraska 68137 (the “Seller”).  This Amendment serves to amend that certain Security Agreement, dated as of October 1, 2008 (the “Agreement”).  Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Agreement.

WHEREAS, Bond Laboratories, Inc., a Nevada corporation (“Buyer”), Seller, Cory Wiedel (“Wiedel”) and Ryan Zink (“Zink” and together with Wiedel, the “Shareholders”) entered into that certain Asset Purchase Agreement, dated as of October 1, 2008 (the “Purchase Agreement”), pursuant to which Buyer purchased certain of Seller’s assets (the “Acquired Assets”) and assumed certain of Seller’s liabilities (the “Assumed Liabilities”) , as more particularly provided in the Purchase Agreement (the “Transaction”);

WHEREAS, in connection with the Transaction, Buyer and Seller entered into the Agreement, evidencing Buyer’s repayment obligations under certain secured promissory notes of Buyer executed in connection with the Transaction (the “Prior Notes”);

WHEREAS, after the Transaction, and as contemplated by Section 10.5 of the Purchase Agreement, Buyer transferred the Acquired Assets and Assumed Liabilities to Buyer Sub pursuant to that certain Assignment and Assumption and Bill of Sale, dated as of October 1, 2008, by and between Buyer and Buyer Sub (the “Asset Assignment”);

WHEREAS, in connection with the Asset Assignment, Buyer assigned its rights, duties and obligations under the Agreement to Buyer Sub (with Buyer remaining liable for performance of Buyer Sub thereunder), pursuant to that certain Assignment and Assumption, dated as of October 1, 2008, by and between Buyer and Buyer Sub;

WHEREAS, Buyer, Buyer Sub, Seller and the Shareholders desire to settle certain disputes arising out of the transactions contemplated by the Purchase Agreement, including, without limitation, payment of earn-out amounts thereunder, pursuant to that certain Settlement Agreement, dated as of even date herewith (the “Settlement Agreement”), by and among Buyer, Buyer Sub, Seller and the Shareholders;

WHEREAS, in connection with the Settlement Agreement, Buyer Sub and the original parties to the Purchase Agreement have entered into a second amendment to the Purchase Agreement, as amended, which second amendment is dated as of even date herewith (the Purchase Agreement, as so amended, the “Amended Purchase Agreement”), and Buyer and Buyer Sub will execute that certain Secured Promissory Note in favor of Seller, dated as of even date herewith, in the aggregate principal amount of $621,775.01 (the “New Note”), which New Note shall replace and supersede the Prior Notes;

WHEREAS, in connection with the New Note, Buyer, Buyer Sub and Seller desire to amend the Agreement pursuant to this Amendment.

NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.           General.  Each reference to “Bond Laboratories, Inc., a Nevada corporation” shall be deemed to be a reference to “NDS Nutrition Products, Inc., a Florida corporation”, and each reference to “Buyer” in the Agreement shall be deemed to be a reference to NDS Nutrition Products, Inc., a Florida corporation; provided, however, that Bond Laboratories, Inc. acknowledges and agrees that it will remain responsible for performance of the duties and obligations of Buyer Sub hereunder.

2.           Definitions.  Section 1 of the Agreement is hereby amended and restated in its entirety to read as follows:

“1.           DEFINITIONS.  Unless otherwise defined herein, all terms defined in the Uniform Commercial Code of the State of Nebraska (the “Uniform Commercial Code”) and used herein shall have the same definitions herein as specified therein.  The term “Secured Obligations,” as used herein, means (i) the indebtedness of Buyer and Buyer Sub to Seller under the New Note; and (ii) the obligations of Buyer and Buyer Sub to Seller under this Agreement.”

3.           Events of Default.

(a)           Paragraph (a) of Section 11 of the Agreement is hereby amended and restated in its entirety to read as follows:

“(a)           The occurrence of any Event of Default under the New Note;”

(b)           Paragraph (f) of Section 11 of the Agreement is hereby amended and restated in its entirety to read as follows “[RESERVED].”

4.           Full Force and Effect; Effect of Amendment.  Except as modified by this Amendment, all other terms and conditions of the Agreement shall remain in full force and effect.  Unless the context otherwise requires, the Agreement and this Amendment shall be read together and shall have effect as if the provisions of the Agreement and this Amendment were contained in one agreement.  After the effective date of this Amendment, all references in the Agreement to “this Agreement”, “hereto”, “hereof”, “hereunder” or words of like import referring to the Agreement shall mean the Agreement as modified by this Amendment.

5.           Counterparts.  This Amendment may be executed in separate counterparts, all of which taken together shall constitute a single instrument.

IN WITNESS WHEREOF, the undersigned have duly executed this Amendment effective as of the date first above written.

NDS NUTRITION PRODUCTS, INC., a Florida corporation By: _______________________________ Name: John S. Wilson Title: CEO

AGREED:

NDS NUTRITIONAL PRODUCTS, INC., a Nebraska corporation

By: _______________________________
      Name: Cory J. Wiedel
      Title: CEO

ACKNOWLEDGMENT:

The undersigned acknowledges and agrees that it remains liable to Seller for performance of the duties and obligations of Buyer Sub hereunder.

BOND LABORATORIES, INC., a Nevada corporation

By: _______________________________
      Name: John S. Wilson
      Title: CEO